SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): July 9, 2003




                        ETERNAL TECHNOLOGIES GROUP, INC.
                   -------- --------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                           --------------------------
                            (Commission file number)

          Nevada                                        62-1655508
----------------------------              --------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
 of incorporation)


          Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing Road, Heping District, Tianjin, 300100, People's Republic of China
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-22-2750-1802
                               -------------------
              (Registrant's telephone number, including area code)

                      1801-1802 Evening Newspaper Mansion,
                        358 Nanjing Road, Tianjin P.R.C.
                        --------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure



     On July 9, 2003, the Company issued a press release containing a forecast of the 2003 sales for the Sheep Embryonic Transfer Division.


Item 7.  Exhibits

         99.1     Press Release dated July 9, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ETERNAL TECHNOLOGIES GROUP, INC.


July 11, 2003                   By: /s/ JiJun Wu
                                   -------------------------------------
                                   JiJun Wu
                                   President and Chief Executive Officer